UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 4, 2008

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-13495 (Commission File Number)	04-3361982 (I.R.S. Employer Identification No.)

404 Wyman Street, Suite 400
Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (781) 487-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 4, 2008, Mac-Gray Corporation (the “Company”) entered into indemnification agreements with each of its non-employee directors which provide that the Company will indemnify to the fullest extent permitted by applicable law the director against liabilities that may arise by reason of his or her status as a director of the Company.  A form of the indemnification agreement entered into between the Company and each of its non-employee directors is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2008, the Board of Directors of the Company approved an amendment and restatement of the Company’s Amended and Restated By-laws, which amendment and restatement became effective immediately (the “Revised By-laws”).  The Revised By-laws, among other things, (i) clarify that the advance notice by-law provisions apply to all stockholder proposals and nominations and are the exclusive means under the Revised By-laws for a stockholder to properly bring business before an annual meeting of stockholders, (ii) require stockholders who provide advance notice of proposals or nominations to disclose additional information as part of such notice, including, among other things, information as to hedging, derivative or other transactions with respect to the Company’s securities and (iii) revise certain aspects of the indemnification provisions, including, but not limited to, those related to the scope of indemnification, the advancement of expenses and indemnification by third parties. The full text of the Revised By-laws is attached hereto as Exhibit 3.1.

The description of the changes to the Amended and Restated By-laws previously in effect are qualified in their entirety by reference to the copy of the Revised By-laws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference.  A copy of the Revised By-laws marked to show changes from the prior By-laws is filed as Exhibit 3.2 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-laws of Mac-Gray Corporation
3.2	Amended and Restated By-laws of Mac-Gray Corporation (marked to show changes from prior By-laws)
10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Michael J. Shea

Date: November 7, 2008	By:	/s/ Michael J. Shea
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws of Mac-Gray Corporation
3.2	Amended and Restated By-laws of Mac-Gray Corporation (marked to show changes from prior By-laws)
10.1	Form of Indemnification Agreement